PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND ARE THE SUBJECT OF A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED; UNREDACTED VERSION ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION


                               AMENDMENT NO. 2
                           TO THE LICENSE AGREEMENT
                                   BETWEEN
                    GATEWAY 2000 AND MICROSOFT CORPORATION
                         DATED [*], CONTRACT NO. [*]

This Amendment ("Amendment") to the License Agreement ("Agreement") between MICROSOFT CORPORATION ("MS") and GATEWAY 2000, Inc. ("GATEWAY") dated [*] is made and entered into this [*].

1. Notwithstanding anything to the contrary in the Agreement (including without limitation Sections 2 and 6), GATEWAY may distribute any licensed version or edition of Office Professional for Windows, Office Professional for Windows with Bookshelf, Office Standard for Windows and Office for Windows 95 (collectively, "Office Products") with applicable Customer Systems ("Office Customer Systems") only (i) directly to end users as a mail order fulfillment item received directly from GATEWAY or a GATEWAY designated fulfillment source or (ii) directly to end user customers by GATEWAY's distributors, value added resellers, system integrators, corporate account resellers, mail order companies and other companies that do not display computer systems for sale to the general public (collectively, "GATEWAY Distributors") or (iii) in those countries in which mail order fulfillment is not reasonably available as mutually agreed upon by MS and GATEWAY in writing, to end users through GATEWAY Distributors which do not display Office Customer Systems for sale to the general public or (iv) directly to end users from GATEWAY "Showrooms" located in the European Community and Australia, provided that 1) Customer Systems distributed with Office Products not be advertised or promoted as available for retail purchase from such locations; and 2) the number of Office Products distributed in this manner shall not exceed [*] of the total number of Office Products distributed monthly in Australia and individual countries within the European Community, respectively. GATEWAY acknowledges and agrees that Office Products may not be distributed through any of the following channel segments as defined in International Data Corporation's "US PC Distribution Channels Forecast, [*]): (A) Computer Specialty Retailers, (B) Computer Superstores, (C) Mass Merchants, (D) Consumer Electronic Retailers, (E) Office Product Dealers, (F) GATEWAY "Showrooms", except as permitted above or (G) Others (e.g., distributors that sell directly to any of the following: end users, liquidators, home shopping networks and on-line buying services). Notwithstanding the foregoing, GATEWAY may distribute refurbished Office Customer Systems from a limited number of locations to be agreed upon by MS and GATEWAY in writing, in which such refurbished Office Customer Systems are displayed for sale to the general public.

2.   The attached Exhibit C shall replace the existing Exhibit C.

3.   The attached Exhibit C1, C2 and C3 shall be added to the Agreement.

4. Notwithstanding anything to the contrary in the Agreement, the price charged GATEWAY for Office for Windows 95, Professional Edition or Office for Windows 95, Professional Edition with Bookshelf at any time during the term of the Agreement will be no higher than the price charged by MS to any person who purchased the same or lesser amount of such Product per unit of time, per language and per individual country, from MS as has GATEWAY.

5.   Section 5(a) and 5 (b) shall be deleted and replaced with the following:

     (a) MS will defend and pay all damages and costs finally awarded against GATEWAY arising from any action brought against GATEWAY to the extent that it is based on a claim that (i) any Product infringes any trade secret in the United States or Canada; any duly issued patent in those countries listed under "Patents" in Exhibit D or any duly issued copyright in those countries listed under "Copyrights" in Exhibit D; or (ii) any Product name or trademark ("Marks") infringe any trademark rights enforceable in those countries listed in Exhibit D; provided that MS is promptly informed in writing and furnished a copy of each communication, notice or other action relating to the alleged infringement and is given authority, information and assistance (at MS's expense) necessary to defend or settle such claim and sole control over defense and settlement.

     (b)  This section intentionally left blank.


              [*] CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


6. "Section 2. LICENSE GRANT. (a)" shall be deleted and replaced with the following:

     (a) MS grants to GATEWAY the non-exclusive rights to: (i) install no more than one (1) copy of Product software on each Customer System hard disk or ROM ("Preinstalled Product Software"); and (ii) directly or indirectly distribute to end users (in addition to Preinstalled Product Software) no more than one (1) copy of each of Product software and Product documentation with each Customer System. Except as otherwise provided in Exhibit C with respect to a particular Product, such rights shall be limited to Products distributed in the United States, Canada, European Community, Australia and other countries as approved by MS. Except as necessary to install Product software, GATEWAY may not reproduce Product. GATEWAY may supplement but shall not modify or translate Product documentation.

7.   "Section 2(c) shall be replaced with the following:

     (c) GATEWAY may grant to GATEWAY Subsidiaries the foregoing rights subject to the terms and conditions set forth in this Agreement. GATEWAY hereby guarantees each of its GATEWAY Subsidiaries' compliance with the terms and conditions of this Agreement. Upon such time that each new GATEWAY Subsidiary has executed and delivered to MS the GATEWAY Subsidiary Agreement in the form indicated in Exhibit X, such GATEWAY Subsidiary may exercise any license rights or receive any confidential information under this Agreement.

8.   The attached Exhibit X shall replace the existing Exhibit X.

9.   Section 9 shall be replaced with the following:

     9.   TERM OF AGREEMENT.

     The initial term of this Agreement ("Initial Term") shall run from the Effective Date until [*]

10.  Exhibit B shall be replaced with the following:

                                  EXHIBIT B
                         MINIMUM COMMITMENT PAYMENTS

FIRST PERIOD OF THIS AGREEMENT

                     DATE                PAYMENT AMOUNT (US$)
Signing of this Agreement
                     [*]                          [*]
                     [*]                          [*]
                     [*]                          [*]
                     [*]                          [*]
                     [*]                          [*]


              [*] CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


SECOND PERIOD OF THIS AGREEMENT

                    DATE                  PAYMENT AMOUNT (US$)
                     [*]                          [*]
                     [*]                          [*]
                     [*]                          [*]
                     [*]                          [*]
                     [*]                          [*]
                     [*]                          [*]

Payments shall be due as specified in Section 3(d) of this Agreement.

11. Except as provided herein, all terms of the Agreement shall remain in full force and effect. In the event of inconsistencies between the Agreement and this Amendment, the terms and conditions of the Amendment shall be controlling.

This Amendment shall be null and void unless signed by GATEWAY and returned to MS within [*] of receipt by GATEWAY.

IN WITNESS WHEREOF, the parties have executed this Amendment to the Agreement as of the date set forth above. All signed copies of this Amendment to the Agreement shall be deemed originals. This Amendment does not constitute an offer by MS. This Amendment shall be effective upon execution on behalf of GATEWAY and MS by their duly authorized representatives.


MICROSOFT CORPORATION                  GATEWAY 2000

/s/JAN E. CLAESSON                     /s/RICHARD D. SNYDER
- --------------------------------       -----------------------------------
By                                     By

Jan E. Claesson                        Richard D. Snyder
- --------------------------------       -----------------------------------
Name (Print)                           Name (Print)

Director, OEM                          Executive Vice President & COO
- --------------------------------       -----------------------------------
Title                                  Title

       [*]                                    [*]
- --------------------------------       -----------------------------------
Date                                   Date


              [*] CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


                                  EXHIBIT C

*If royalty rate and Customer System are not specified for a particular Product, then such Product is not licensed under this Agreement.
**Language Key:, EN=English, FR=French, D=German, J=Kanji, Z=International English, DU=Dutch


                                                                                                                          NON-US
                                                                                                                       ENGLISH OR
                                                                                                                      INTERNATIONAL
                                       LANGUAGE                     APPLICABLE      CUSTOMER       ROYALTY/BASIS        ENGLISH
  PRODUCT NAME AND       PRODUCT      VERSION(S)         APM        ADDITIONAL       SYSTEM        (PER SYSTEM OR      ADDITIONAL
       VERSION             TYPE           **          REQUIRED      PROVISIONS       NUMBER*         PER COPY)*+         ROYALTY

APPLICATION PRODUCTS

  Office             Authorized          EN          Yes         (a),(b),(c),        1,2,3,4            [*]                N/A
Professional         Replication                                   (d),(m)                           per copy
  4.X for Windows
with Bookshelf(TM)

Office for Windows   Authorized          EN          Yes         (a),(b),(c),        1,2,3,4            [*]                N/A
 95, Professional    Replication                                 (d),(m),(q)                         per copy
   Edition with
     Bookshelf

Office Professional  Authorized       D, FR, Z       Yes         (a),(b),(c),        1,2,3,4            [*]                [*]
  4.X for Windows    Replication                                   (d),(n)                           per copy;           English
                                                                                                      [*] per            Royalty
                                                                                                     copy for
                                                                                                      Product
                                                                                                   distributed in
                                                                                                     Australia

Office for Windows   Authorized       D, FR, Z,      Yes         (a),(b),(c),        1,2,3,4            [*]                [*]
 95, Professional    Replication         DU                        (d),(n)                           per copy;           English
      Edition                                                                                         [*] per            Royalty
                                                                                                     copy for
                                                                                                      Product
                                                                                                   distributed in
                                                                                                     Australia

  Office Standard    Authorized        EN            Yes         (a),(b),(c),        1,2,3,4          [*] per
  4.X for Windows    Replication                                     (d)                          copy (effective)
                                                                                                        [*]
                                                                                                    through [*]
                                                                                                        [*]

 Word for Windows    Authorized        EN            Yes         (a),(b),(c),        1,2,3,4          [*] per
    2.0 and 6.0      Replication                                     (d)                          copy (effective)
                                                                                                        [*]
                                                                                                    through [*]
                                                                                                        [*]

 Excel 4.0 and 5.0   Authorized        EN            Yes         (a),(b),(c),        1,2,3,4          [*] per
                     Replication                                     (d)                          copy (effective)
                                                                                                        [*]
                                                                                                    through [*]
                                                                                                        [*]

  Project 4.X        Authorized        EN            Yes         (a),(b),(c),        1,2,3,4          [*] per
                     Replication                                     (d)                          copy (effective)
                                                                                                        [*]
                                                                                                    through [*]
                                                                                                        [*]

  Powerpoint 4.0     Authorized        EN            Yes         (a),(b),(c),        1,2,3,4          [*] per
                     Replication                                    (d)                           copy (effective)
                                                                                                        [*]
                                                                                                    through [*]

CONSUMER APPLICATIONS

     Works for       Authorized        EN, D, FR,    Yes       (a),(b),(c),          1,2,3,4          US [*]               [*]
Windows (TM) 95      Replication       Z,  J, DU                 (d),(t)                               [*]               English
                                                                                                                         royalty
     Works for       Authorized        EN            Yes       (a),(b),(c),          1,2,3,4          US [*]
  Windows (TM) 95    Replication                                 (d),(t)                               copy
Multimedia Edition
with Bookshelf

 Works Version 3.0   Authorized        EN, FR, D,    Yes       (a),(b),(c),          1,2,3,4          (j),(k)              [*]
for Windows(TM)      Replication       Z, DU,  J               (d),(j),(k),                           [*] per            English
                                                                  (l)(t)                             Suite, [*]          royalty
                                                                                                     per copy

 Works Version 3.0   Authorized        EN            Yes       (a),(b),(c),          1,2,3,4          S [*]
  for Windows(TM)    Replication                               (d),(l),(t)            copy
Multimedia Edition

 Money Version 3.0   Authorized        EN, FR, D,    Yes       (a),(b),(c),          1,2,3,4         (j)(k)[*]             N/A
   and Money for     Replication       Z                       (d),(j),(k),                          per Suite
Windows 95                                                     (l),(m),(n),                          (l)US [*]
                                                                                                     per Suite
                                                                                                      (m) [*]
                                                                                                     per Suite
                                                                                                      (n) [*]
                                                                                                   per Suite plus
                                                                                                        [*]

 Publisher Version   Authorized        EN, FR, D,    Yes       (a),(b),(c),          1,2,3,4          (j),(k)              N/A
 2.0 and Publisher   Replication       Z,  DU                  (d),(j),(k)                            [*] per
for Windows 95                                                                                         Suite

 Publisher Version   Authorized        EN            Yes       (a),(b),(c),          1,2,3,4            [*]
  2.0 CD Edition     Replication       EN            Yes           (d)               1,2,3,4           copy
      and                                                      (a),(b),(c),
 Publisher Design                                                  (d),
      Pack           Authorized
Version 1.0          Replication

      Best of             OEM          EN            No        (a),(b),
   Entertainment     Replication                               (c),(d)
       Pack

 Productivity Pack        OEM          EN, FR, D     No        (a),(b),
  for Windows(TM)    Replication                               (c),(d),
Version 1.0

 Golf Version 1.0         OEM          FR, D         No        (a),(b),(c),          1,2,3,4           (j)(k)              N/A
      and 2.0        Replication                               (d),(j),(k)                              [*]
                                                                                                       Suite

 Golf Version 1.0    Authorized        EN            Yes       (a),(b),(c),          1,2,3,4                               N/A
and 2.0 Multimedia   Replication                               (d),
Edition

 Complete Baseball   Authorized        EN            Yes       (a),(b),(c),          1,2,3,4                               N/A
  1.0 Multimedia     Replication                               (d),
 Edition 1994 and
1995

 Bookshelf(R) CD-    Authorized        EN            Yes       (a),(b),(c),
   ROM Reference     Replication                               (d),(e),(f),
   Library for                                                 (g),
 Windows(TM) 1994
and 1995 Edition

              [*] CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

    Multimedia     Authorized          EN,   D       Yes       (a),(b),(d),          1,2,3,4            [*]
 Beethoven: The    Replication                                 (e),(k)                               per suite
 Ninth Symphony
   Version 1.0

    Multimedia     Authorized          EN            Yes       (a),(b),(d),
   Mozart: The     Replication                                 (e)
    Dissonant
     Quartet
   Version 1.0

    Multimedia     Authorized          EN            Yes       (a),(b),(d),
  Schubert: The    Replication                                 (e)
  Trout Quintet
   Version 1.0

    Multimedia     Authorized          EN            Yes       (a),(b),(d),
 Stravinsky: The   Replication                                 (e)
 Rite of Spring
Version 1.0

   Encarta(TM)     Authorized          EN            Yes       (a),(b),(c),          1,2,3,4            [*]                NA
      1994,        Replication                                 (d),(e)                                 copy
  1995 and 1996
     Editions

     Musical       Authorized          EN, FR, Z     Yes       (a),(b),(d),          1,2,3,4          (j) [*]
   Instruments     Replication                                 (e),(j)                               per Suite

  Cinemania(R)     Authorized          EN            Yes       (a),(b),(c),          1,2,3,4            [*]
  Interactive      Replication                                 (d),(e)                                 copy
    Movie
Guide 1994, 1995
and 1996 Editions

  SoundBits(TM)    Authorized          EN            Yes       (a),(b),(d),
 (Musical Sounds   Replication                                 (e)
 From Around the
      World)
   Version 1.0

  SoundBits(TM)    Authorized          EN            Yes       (a),(b),(d),
    (Classic       Replication                                 (e)
   Hollywood
     Movies)
   Version 1.0

  SoundBits(TM)    Authorized          EN            Yes       (a),(b),(d),
(Classic Cartoons  Replication                                 (e)
  from Hanna
   Barbera)
 Version 1.0

National Gallery   Authorized          EN            Yes       (a),(b),(d),
      of Art       Replication                                 (e)
   Version 1.0

 Creative Writer   Authorized          EN, FR, D,    Yes       (a),(b),(d),          1,2,3,4        (j) (k) U.S.
                   Replication         Z                       (e),(j),(k)                              [*]

  Works for        Authorized          EN            Yes       (a),(b),(d),          1,2,3,4          U.S. [*]
 Windows 3.0,      Replication                                                                         copy
Publisher 2.0                                                                                       (effective)
    and                                                                                                 [*]
  Money 3.0

              [*] CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


 Dinosaurs         Authorized          EN            Yes       (a),(b),(d),                             [*]
Version 1.0        Replication                                     (e)                                 copy

Fine Artist        Authorized          EN            Yes       (a),(b),(c),          1,2,3,4
                   Replication                                   (d),(e)

Flight Simulator   Authorized          EN            Yes       (a),(b),(c),          1,2,3,4            [*]
     5.0           Replication                                   (d),(e)                               copy

     Bob           Authorized          EN            Yes       (a),(b),(d),          1,2,3,4            [*]
                   Replication                                   (e),(o)                               copy

  Dangerous        Authorized          EN            Yes       (a),(b),(d),          1,2,3,4
  Creatures        Replication                                     (e)

Ancient Lands      Authorized          EN            Yes       (a),(b),(d),          1,2,3,4
                   Replication                                     (e)

Automap            Authorized          EN            Yes       (a),(b),(d),          1,2,3,4            [*]
                   Replication                                   (e),(p)                               copy

Magic School       Authorized          EN            Yes       (a),(b),(d),          1,2,3,4
  Bus-             Replication                                     (e)
Human Body

Magic School       Authorized          EN            Yes       (a),(b),(d),          1,2,3,4
  Bus-             Replication                                     (e)
Solar System

Haunted House      Authorized          EN            Yes       (a),(b),(d),          1,2,3,4
                   Replication                                     (e)

Explorapedia       Authorized          EN            Yes       (a),(b),(d),          1,2,3,4
   Nature          Replication                                     (e)

  Explorapedia     Authorized          EN            Yes       (a),(b),(d),          1,2,3,4
World of People    Replication                                     (e)

Scenes-Flight      Authorized          EN            Yes       (a),(b),(d),          1,2,3,4
                   Replication                                     (e)

 Scenes-Sports     Authorized          EN            Yes       (a),(b),(d),          1,2,3,4
   Extremes        Replication                                     (e)

Scenes-Undersea    Authorized          EN            Yes       (a),(b),(d),          1,2,3,4
                   Replication                                      (e)

 Scenes-Brain      Authorized          EN            Yes       (a),(b),(d),          1,2,3,4
   Twister         Replication                                     (e)

              [*] CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


Entertainment      Authorized          EN            Yes       (a),(b),(d),          1,2,3,4
Packs 1, 2, 3, 4   Replication                                     (e)

Wine Guide         Authorized          EN            Yes       (a),(b),(d),          1,2,3,4
                   Replication                                     (e)

500 Nations        Authorized          EN            Yes       (a),(b),(d),          1,2,3,4
                   Replication                                     (e)

 Jullia Childs-    Authorized          EN            Yes       (a),(b),(d),          1,2,3,4
     Cooking       Replication                                     (e)

      Dogs         Authorized          EN            Yes       (a),(b),(d),          1,2,3,4
                   Replication                                     (e)

 Composer Series   Authorized          EN            Yes       (a),(b),(d),          1,2,3,4
                   Replication                                     (e)

  Music Central    Authorized          EN            Yes       (a),(b),(d),          1,2,3,4
      1996         Replication                                     (e)





+Royalty for Product distributed as part of Suites (h) and (i) shall be as specified in additional provisions.

"PER COPY" ROYALTY CALCULATION

For Product(s) which specify "per copy" in the Royalty/Basis column in the above table:

(1) GATEWAY agrees to pay MS a royalty, at the applicable rate set forth above, for each full or partial unit of Product licensed or distributed by GATEWAY.

(2) In addition, GATEWAY agrees to pay MS the Non-English Additional Royalty specified above for each full or partial unit of non-English versions of Product licensed or distributed by GATEWAY.

(3) Where multiple "Releases" (i.e., Update Releases, Version Releases, Product Releases or editions) or language versions of a Product are licensed for the same Customer Systems, GATEWAY may distribute only one copy of Product software in addition to one copy of Preinstalled Product Software in one language and Release for use on each such Customer System.

(4) Non-English in the "Non-English Additional Royalty" column shall mean all languages except U.S. English and International English.


              [*] CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION



                             ATTACHMENT TO EXHIBIT C
                      APPLICATION PRODUCTS BACKUP CD OPTION
                            FOR PRODUCTS IN EXHIBIT C

(a) This Attachment is not a license for MS products. GATEWAY must maintain a valid OEM license agreement for all MS products included in whole or in part on the Backup CD (as defined below).

(b) For Customer Systems which include a CD-ROM drive in the Customer System package, GATEWAY may distribute, in lieu of a separate copy of the Product software as provided in Section 2(a)(ii) of the Agreement, a single CD-ROM which includes a single copy of the Product software for two or more of the Microsoft application product(s) distributed by GATEWAY preinstalled on the hard disk of the Customer System ("Backup CD").

(c) MS' authorization to distribute the Backup CD is subject to GATEWAY's compliance with all of the following provisions:

     (1) The Backup CD shall comply with the specifications set forth in the then-current "Microsoft OEM Backup and Recovery CD-ROM Implementation Guide" (the "Implementation Guide"). MS shall have the right to modify the Implementation Guide from time to time and provide GATEWAY updated versions thereof.

     (2) GATEWAY shall comply with all provisions of this Agreement as well as any other MS license agreements which govern GATEWAY's distribution of any of the MS application products included on the Backup CD, including, without limitation, the Additional Provisions of the applicable Exhibit(s) C for such MS products.

     (3) The Backup CD shall include only Microsoft applications Product software; it shall not contain any non-Microsoft products except for drivers and tools, if any, required for execution of Product software on Customer Systems.

     (4)  The Backup CD may be replicated only by an Authorized Replicator.

     (5) The Backup CD may only be distributed inside the original Customer System package. GATEWAY shall also include inside the Customer System package the APM specified by MS for distribution with the Backup CD in lieu of the APMs for the individual products.

     (6) GATEWAY shall submit the Backup CD master media contemporaneously to a single Authorized Replicator of GATEWAY's choice and to MS for review and approval. MS must immediately give written notice to GATEWAY in the event that the Backup CD or a portion thereof, is not in compliance with MS's Backup CD guidelines. If within [*] [*] of GATEWAY's submission, MS fails to notify GATEWAY of such non-compliance, GATEWAY shall be permitted to notify Authorized Replicator to begin replication.

(d) MS shall have the right to terminate or restrict GATEWAY's rights to replicate and/or distribute a Backup CD upon thirty (30) days prior written notice to GATEWAY. Without limiting the generality of the preceding sentence, MS may terminate or restrict such replication and distribution rights by product(s), by market(s) to which Backup CD may be distributed, or by Customer System.

(e) GATEWAY hereby indemnifies MS from and against all damages, costs and attorneys' fees arising from any and all claims or demands in connection with the licensing, distribution, or use of the Backup CD, to the extent such claims could have been avoided by GATEWAY's distribution of standard Product media.

(f) GATEWAY agrees to provide Product Support at least comparable to that provided for Product(s) supported by the industry in general. GATEWAY agrees to provide MS with [*] written notice of any substantive change in GATEWAY's support policy for the Product(s).

(g) Provided GATEWAY complies with all of the requirements stated above, GATEWAY may include the Backup CD inside GATEWAY's Customer System package without payment of additional royalties to MS.

              [*] CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


                                CUSTOMER SYSTEMS

     GATEWAY's Customer Systems shall be defined to be GATEWAY's single user computer systems which GATEWAY designates in print and/or other media for distribution with Products. Each such computer system must (i) include one of the below designated microprocessor types (i.e. 80486, Pentium or Pentium Pro);
(ii) be one of the below designated models (i.e. Desktop or Portable) and (iii) must be advertised by specific configuration (i.e. RAM, disk storage and such other features deemed appropriate by GATEWAY). Any such computer system shall be deemed "designated" by GATEWAY at such time that GATEWAY advertises such computer system accompanied by product(s) in print and/or other media and shall remain designated a Customer System for which GATEWAY pays a royalty for such duration as GATEWAY deems appropriate.

MICROPROCESSOR TYPE      MODEL(S)
- -------------------      --------
1. 80486+                Desktop Models (Professional series, Family PC, and other desktop models advertised in print and/or other media)

2. 80486+                Portable Models (Colorbook series, Liberty series, and other models advertised in print and/or other media)

3. Pentium               Desktop Models (Professional series, Family PC, and other desktop models advertised in print and/or other media)

4. Pentium               Portable Models (Solo series and other models advertised in print and/or other media)

5. Pentium Pro           Desktop Models (Professional series, Family PC, and other desktop models advertised in print and/or other media)

6. Pentium Pro           Portable Models (Models shall be added upon advertised in print and/or other media)

+Intel microprocessors, or non-Intel microprocessors that execute the same instruction sets.

     GATEWAY reserves the right to update and modify models.


                                    EXHIBIT C
                                   (CONTINUED)

GATEWAY BRAND NAMES AND TRADEMARKS:
     If GATEWAY markets, licenses, or distributes GATEWAY Customer Systems under brand names and trademarks other than GATEWAY's name, those brand names and trademarks are listed below:

1.

2.

3.

4.

ADDITIONAL PROVISIONS

     (a) GATEWAY shall prominently place GATEWAY's name and/or logo on each Product package.

     (b) GATEWAY shall include a MS Product registration card with each copy of Product distributed by GATEWAY.

     (c) Notwithstanding Section 2(e) of the Agreement, GATEWAY shall provide a copy of the related Product documentation with any Customer System distributed with this Product software.

     (d) (i) In consideration of the applicable royalty, GATEWAY shall provide Preinstalled Product Software on all Customer Systems with which Product is distributed except for up [*] Customer Systems per month.

          (ii) With respect to each Customer System model, GATEWAY shall market and distribute no more than [*] of Suite of Products with any such Customer System model.

              [*] CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


          (iii) Additionally, GATEWAY shall not be obligated to pay MS a royalty for up to [*] of its cumulative Customer Systems shipments, provided that such Customer Systems are not distributed with Product. In addition, GATEWAY may exclude from royalty calculations Customer Systems delivered pursuant to bid quotations of at [*] Desktops and [*] portables for shipment within [*] of award of contract, provided that such Customer Systems are not distributed with Product(s).

     (e) Use of Product content for marketing/advertising purposes may be subject to restrictions which will be provided by MS.

     (f) In preparing promotional materials for the Product or any Product component, GATEWAY may refer to Product components (e.g., The American Heritage Dictionary and Electronic Thesaurus, The World Almanac(R) and Book of Facts, The Concise Columbia Encyclopedia, and The Concise Columbia Dictionary of Quotations) only following an immediately preceding reference to the Product name. GATEWAY may not refer to Product components without reference to the Product name. By way of illustration, GATEWAY materials may state "Microsoft Bookshelf" followed by "featuring The American Heritage Dictionary and Electronic Thesaurus, The World Almanac(r) and Book of Facts, The Concise Columbia Encyclopedia, and The Concise Columbia Dictionary of Quotations", but such materials may not merely state "The American Heritage Dictionary and Electronic Thesaurus, The World Almanac(R) and Book of Facts, The Concise Columbia Encyclopedia, and The Concise Columbia Dictionary of Quotations".

     (g) In preparing user documentation and promotional material for material licensed from Houghton Mifflin GATEWAY:

          1. may not make use of Houghton Mifflin logos, trade dress, or trademarks unless separately approved by Houghton Mifflin; and

          2. may not reproduce illustrations from or photographs of pages from print versions of "The American Heritage Dictionary" unless separately approved by Houghton Mifflin. GATEWAY may select excerpts from definitions contained in the A to Z list for "The American Heritage Dictionary" so long as it avoids trademarks, arguable trademarks, and words that might be offensive or controversial to some users.

     (h) GATEWAY shall pay MS a royalty which shall entitle GATEWAY to distribute [*] of an agreed upon Suite of Products in UK English or U.S. English for shipment into the United Kingdom and Europe. The agreed upon Suite of Products shall be designated on a periodic basis and shall be added to below Suite of Products. In the event the parties are unable to agree on a replacement Suite, the Suite then in effect shall remain in effect including subsequent Update and Version releases of Suite Products until MS and GATEWAY agree to a replacement Suite. All Products below are U.S. English unless otherwise noted. The first Suite shall be:

              [*] CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


          (1) Money Version 3.0 (UK English), Golf Version 1.0 Multimedia edition, MS Publisher Version 2.0 (UK English), Musical Instruments and MS Works Version 3.0 for Windows (UK English). The agreed upon [*] (2) The agreed upon second Suite shall be: Money Version 3.0 (UK English), Golf Version 1.0 or 2.0 Multimedia edition, MS Publisher Version 2.0 (UK English), Musical Instruments, MS Works for Windows 3.0 (UK English) and Creative Writer (UK English). The agreed upon [*] (3) The agreed upon third Suite shall be: MS Works for Windows 3.0 (UK English) or MS Works Version 4.0 for Windows 95 (UK English), Encarta Encyclopedia 1996 Edition for Windows, Cinemania 1996 for Windows, Money Version 3.0 for Windows (UK English) or Money Version 4.0 for Windows 95 (UK English), Bob Version 1.0 for Windows, Publisher Version 2.0 (UK English) Publisher CD Deluxe for Windows 95 (UK English), Golf Version 2.0 Multimedia edition, Music Central 96 for Windows, Julia Childs: Home Cooking with Master Chefs for Windows. Entertainment Packs 1, 2, 3 and 4. GATEWAY shall pay [*] for the third Suite.

              [*] CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

     (i) GATEWAY shall pay MS a royalty which shall entitle GATEWAY to distribute [*] of an agreed upon Suite of Products in U.S. English. The agreed upon Suite of Products and royalty shall be designated on a periodic basis and shall be added to the below Suite of Products. In the event the parties are unable to agree on a replacement Suite, the Suite then in effect shall remain in effect including later Update and Version releases until MS and GATEWAY agree to a replacement Suite. Such replacement Suites shall become effective upon first shipment. The Suites shall be as follows:

     (1) The first Suite shall be: Money Version 3.0, Encarta 1994 Edition, Complete Baseball 1.0 Multimedia Edition, Golf Version 1.0 Multimedia Edition and MS Works Version 3.0 for Windows, Multimedia Edition (or MS Works Version 3.0 for Windows). GATEWAY shall pay [*] for the first Suite. (2) The agreed upon second Suite shall be: MS Works Version 3.0 for Windows, Multimedia Edition (or MS Works Version 3.0 for Windows), Encarta 1994 or 1995 Edition, Golf Version 1.0 or 2.0 Multimedia Edition, MS Cinemania 1994 or 1995 Edition, Fine Artist and Money Version 3.0. GATEWAY shall pay [*] for the second Suite. (3) The agreed upon third Suite shall be: MS Works Version 3.0 for Windows, Multimedia Edition (or MS Works Version 3.0 for Windows), Encarta 1994 or 1995 Edition, MS Cinemania 1994 or 1995 Edition, Money Version 3.0, Composer Series, Bob 1.0, Wine Guide, Bookshelf 1994 Edition, Publisher Version 2.0 CD Edition and Publisher Design Pack Version 1.0, Arcade 1.0, Dinosaurs and Entertainment Packs 1, 2, 3 and 4. GATEWAY shall pay [*] for the third Suite. (4) The agreed upon fourth Suite shall be: MS Works Version 4.0 for Windows 95, (or MS Works Version 4.0 for Windows 95), Encarta Encyclopedia 1996 Edition for Windows, MS Cinemania 1996 for Windows, Money Version 4.0 for Windows 95, Bob Version 1.0 for Windows, Publisher CD Deluxe for Windows 95, MS Multimedia Golf Version 2.0 for Windows, MS Music Central 96 for Windows, Julia Childs: Home Cooking with Master Chefs for Windows, Entertainment Packs 1, 2, 3 and 4. GATEWAY shall pay [*] for the fourth Suite.

     (j) GATEWAY shall pay MS [*] royalty which shall entitle GATEWAY to distribute [*] of an agreed upon Suite of Products in French. The agreed upon Suite of Products shall be designated on a periodic basis. In the event the parties are unable to agree on a replacement suite, the Suite then in effect shall remain in effect including later versions until MS and GATEWAY agree to a replacement Suite. The first Suite shall be: Money Version 3.0, Golf Version 1.0, MS Publisher Version 2.0, Musical Instruments and MS Works Version 3.0 for Windows. The agreed upon second Suite shall be: Money Version 3.0, Golf Version
          1.0 or 2.0, MS Publisher Version 2.0, Musical Instruments, MS Works Version 3.0 for Windows and Creative Writer. Such Suite of Products will become effective upon first shipment.

     (k) GATEWAY shall pay MS [*] royalty which shall entitle GATEWAY to distribute [*] of an agreed upon Suite in the German versions of Products. The agreed upon Suite of Product shall be designated on a periodic basis. In the event the parties are unable to agree on a replacement Suite, the Suite then in effect shall remain in effect and shall include later versions. The first Suite shall be: MS Works Version 3.0 for Windows, Golf Version 1.0, MS Publisher Version 2.0, Money Version 3.0 and Beethoven. The agreed upon second Suite shall be: MS Works Version 3.0 for Windows, Golf Version 1.0 or 2.0, MS Publisher Version 2.0, Money Version 3.0, Beethoven and Creative Writer. Such Suite of Products will become effective upon first shipment.

     (l) GATEWAY shall pay MS [*] royalty which shall entitle GATEWAY to distribute [*] copy of Works for Windows 3.0 Multimedia Edition (or MS Works Version 3.0 for Windows) and [*] of Money Version 3.0 with Customer Systems.

     (m) GATEWAY shall pay MS [*] royalty which shall entitle GATEWAY to distribute [*] U.S. English and International English versions of Office Professional with Bookshelf and Money Version 3.0 with Customer Systems. Such shipments shall be limited to the U.S., Canada and United Kingdom. GATEWAY shall be entitled to ship [*] of Office Professional with Bookshelf and [*] of Money with such Customer Systems. Notwithstanding the foregoing, the royalty for Customer Systems shipped with U.S. English versions of Office Professional with Bookshelf and Money 3.0 shall [*] until [*] 95 or until the first shipment of Office Professional 95 version, whichever occurs first. Thereafter, [*].

     (n) GATEWAY shall pay MS [*] royalty which shall entitle GATEWAY to distribute non-U.S. English or non-International English versions of Office Professional and Money Version 3.0 with Customer Systems. GATEWAY shall be entitled to [*] of Office Professional and [*] of Money with such Customer Systems.

     (o) MS Bob may be distributed only with any existing Suite of Products for the additional royalty shown or as a component of a replacement Suite as described in note (i).

              [*] CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

     (p) GATEWAY shall pay [*] on all Solo Customer Systems distributed in United States of America and Canada upon the first shipment of such Customer Systems with the Product.

     (q) GATEWAY shall pay [*] and may distribute desktop "Anniversary Edition" PC Systems with Office for Windows 95, Professional Edition with Bookshelf 95 and Money 4.0 for Windows 95 and all or a portion of the Suite of Consumer Applications Products described in note (i) above, provided that: * Gateway only offer such with its Anniversary Edition PC. * Gateway include the MS CD Sampler when available, with its Anniversary Edition PC. * the above royalty shall apply only to [*] the Customer Systems GATEWAY distributes and such pricing shall expire [*] regardless of the number Customer Systems distributed. Thereafter, GATEWAY shall [*] for a Customer System to be designated by GATEWAY and shipped with Office for Windows 95, Professional Edition with Bookshelf 95 and Money 4.0 for Windows 95 and the Products listed in note (i). Such royalty shall apply only to those Customer Systems that are advertised and marketed with the above Products in print publications.

     (s)  GATEWAY may offer as an "upsell" all the Products listed in note
          (i)(3) and (i)(4), except Works and Money, to those customers that purchase Customer Systems offered with Office for Windows 95, Professional Edition with Bookshelf 95 and Money 4.0 for Windows 95. Such offers may be made provided that: * offers are made only to North America customers. * offers are made only at the time of sale and not any time thereafter. * price, time, delivery or performance on such Products is not advertised in any media. * Products in note (i) shall be bundled with a hardware component (e.g. joystick) to be determined by GATEWAY. Royalties are as follows:

          (1) [*]

          (2) [*]

     (t) In addition to countries listed in Section 2, GATEWAY may distribute this Product in Japan, Malaysia, Singapore, Thailand, Korea, and Indonesia.

              [*] CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


                                   EXHIBIT C1
                OFFICE FOR WINDOWS 95, PROFESSIONAL EDITION WITH
                        BOOKSHELF 95 - UPGRADE - PER COPY

*If royalty rate and Maximum Number of Units of Product are not specified for a particular Product, then such Product is not licensed under this Agreement.

**Language Key: EN = English

                          LANGUAGE       APPLICABLE       ROYALTY/BASIS*            MAXIMUM           ADDED BY
  PRODUCT NAME AND       VERSION(S)      ADDITIONAL                             NUMBER OF UNITS      AMENDMENT
       VERSION               **          PROVISIONS                               OF PRODUCT*          NUMBER
 Office for Windows         EN         (a), (b), (c),       [*] per                   N/A                2
         95,                           (d), (e), (f),         Copy
 Professional Edition                  (g), (h), (i)
 with Bookshelf 95 -
      Upgrade


                     ROYALTY CALCULATION, ORDER, AND PAYMENT

1. GATEWAY agrees to pay MS the royalty rate set forth above for each copy of Product distributed by GATEWAY.

                            ADDITIONAL PROVISIONS KEY

(a) GATEWAY agrees that it will not distribute Product until MS advises its OEM customers generally that Customer Systems with Office for Windows 95, Professional Edition with Bookshelf 95 may be distributed.

(b) Notwithstanding anything to the contrary contained in Sections 2 and 6 of the Agreement, GATEWAY shall distribute the Product only in the form/packaging available from the Authorized Replicator.

(c) Notwithstanding anything to the contrary contained in Sections 2 and 6 of the Agreement, GATEWAY may distribute the Product only as an "upgrade" provided by GATEWAY separate from a Customer System directly to an existing authorized GATEWAY end-user of the Prior Product.

PRIOR PRODUCT

Office, Standard and Professional Editions, all versions

Works, Word, Excel, Powerpoint, Access, all versions


PRODUCT

Office for Windows 95, Professional Edition with Bookshelf 95 - Upgrade version

Office for Windows 95, Professional Edition with Bookshelf 95 - Upgrade version

(d) GATEWAY may only distribute the Product either (i) directly (without use of dealers or other intermediaries) to end users, or (ii) as a mail order fulfillment item directly (without use of dealers or other intermediaries) to end users from GATEWAY or an MS designated fulfillment source.

(e) The packaging for the Product shall indicate that it is intended as an "Upgrade" only (or similar wording) and not for use by a new customer.

(f) GATEWAY's license to distribute this Product shall [*]

(g) GATEWAY shall acquire the Product through one Authorized Replicator of GATEWAY's choice. GATEWAY shall notify MS of the Authorized Replicator through which GATEWAY will acquire the Product prior to placing the first order for Product.

(h) GATEWAY agrees to provide Product support at least comparable to that provided for Product(s) supported in the industry in general. GATEWAY agrees to provide MS with [*] prior written notice of any substantive change in GATEWAY's support policy for Windows 95.

(i) This Product may only be distributed to GATEWAY end user customers located within the geographical boundaries of the United States of America and Canada.

Exhibit to the License Agreement dated [*] between MICROSOFT CORPORATION and GATEWAY 2000 CORPORATION.

              [*] CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


                                   EXHIBIT C2
           OFFICE FOR WINDOWS 95, PROFESSIONAL EDITION WITH BOOKSHELF
                   OFFICE FOR WINDOWS 95, PROFESSIONAL EDITION

**Language Key: EN = English

                          LANGUAGE       APPLICABLE       ROYALTY/BASIS*      ADDED BY
  PRODUCT NAME AND       VERSION(S)      ADDITIONAL                          AMENDMENT
       VERSION               **          PROVISIONS                            NUMBER
 Office(R) for Windows      EN         (a), (b), (c),         [*]                2
   95, Professional                    (d), (e), (f),      per copy
Edition with Bookshelf                      (g),

 Office(R) for Windows      EN         (a), (b), (c),         [*]                2
   95, Professional                    (d), (e), (f),      per copy
       Edition                              (g),


                     ROYALTY CALCULATION, ORDER, AND PAYMENT

1. MS will not charge GATEWAY a royalty for Product delivered under this Amendment.

2. GATEWAY agrees to pay for Cost of Goods and Shipping and Handling for Product. GATEWAY may charge end-users a reasonable shipping and handling fee for Product.

                            ADDITIONAL PROVISIONS KEY

(a) Notwithstanding anything to the contrary contained in Sections 2 and 6 of the Agreement, GATEWAY shall distribute the Product only in the form/packaging available from the Authorized Replicator.

(b) For purposes of this Exhibit C, "Customer System" shall mean GATEWAY computer systems which GATEWAY can conclusively establish: (i) were distributed with the Prior Product (as specified in the chart in Additional Provision (c) of this Exhibit) during the period beginning [*] and ending [*] in compliance with a valid OEM license agreement between GATEWAY and MS; and (ii) were marketed and distributed by GATEWAY.

(c) Notwithstanding anything to the contrary contained in Sections 2 and 6 of the Agreement, GATEWAY may distribute the Product only as an "upgrade" provided by GATEWAY separate from a Customer System directly to an existing authorized end-user of the Prior Product (as specified in the chart below) on a Customer System.


PRIOR PRODUCT

Office Professional Version 4.x for Windows

Office Professional w/Bookshelf Version 4.x for Windows


PRODUCT

Office Professional Version 7.0 for Windows 95 Upgrade

Office Professional w/Bookshelf Version 7.0 for Windows 95 Upgrade


(d) GATEWAY may only distribute the Product either (i) directly (without use of dealers or other intermediaries) to end users, or (ii) as a mail order fulfillment item directly (without use of dealers or other intermediaries) to end users from GATEWAY or an MS designated fulfillment source.

(e) GATEWAY's license to distribute this Product shall [*]

(f) GATEWAY shall acquire the Product through one Authorized Replicator designated by MS.

(g) This Product may only be distributed to end user customers located within the geographical boundaries of the United States of America and Canada.

              [*] CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


                                   EXHIBIT C3
               OFFICE FOR WINDOWS 95, PROFESSIONAL EDITION UPGRADE

**Language Key: FR=French, D=German, Z=International English

                         LANGUAGE        APPLICABLE       ROYALTY/BASIS*        MAXIMUM           ADDED BY
  PRODUCT NAME AND      VERSION(S)       ADDITIONAL                          NUMBER OF UNITS      AMENDMENT
       VERSION               **          PROVISIONS                            OF PRODUCT           NUMBER
 Office(R) for           FR, D, Z      (a), (b), (c),          [*]                [*]                2
    Windows                            (d), (e), (f),       per copy
95, Professional                            (g),
    Edition


                     ROYALTY CALCULATION, ORDER, AND PAYMENT

1. MS will not charge GATEWAY a royalty for the [*] shipped under the terms and conditions below. Thereafter, the royalty shall [*] copy shipped.

2. GATEWAY agrees to pay for Cost of Goods and Shipping and Handling for Product. GATEWAY may charge end-users a reasonable shipping and handling fee for Product.

                            ADDITIONAL PROVISIONS KEY

     (a) Notwithstanding anything to the contrary contained in Sections 2 and 6 of the Agreement, GATEWAY shall distribute the Product only in the form/packaging available from the Authorized Replicator.

     (b) For purposes of this Exhibit C, "Customer System" shall mean GATEWAY computer systems which GATEWAY can conclusively establish: (i) were distributed with the Prior Product (as specified in the chart in Additional Provision (c) of this Exhibit) [*] prior to Gateway shipping specific language versions of Office for Windows 95, Professional Edition preinstalled on Customer Systems shipped in Europe and in compliance with a valid OEM license agreement between GATEWAY and MS; and (ii) were marketed and distributed directly by GATEWAY. Further, such upgrades as described in this Exhibit C shall not be advertised by GATEWAY and may only be offered after the sale as a means of customer satisfaction.

     (c) Notwithstanding anything to the contrary contained in Sections 2 and 6 of the Agreement, GATEWAY may distribute the Product only as an "upgrade" provided by GATEWAY separate from a Customer System directly to an existing authorized end-user of the Prior Product (as specified in the chart below) on a Customer System.


PRIOR PRODUCT

Office Professional Version 4.x for Windows


PRODUCT

Office for Windows 95, Professional Edition


(d) GATEWAY may only distribute the Product either (i) directly (without use of dealers or other intermediaries) to end users, or (ii) as a mail order fulfillment item directly (without use of dealers or other intermediaries) to end users from GATEWAY or an MS designated fulfillment source.

(e) GATEWAY's license to distribute this Product shall [*]

(f) GATEWAY shall acquire the Product through one Authorized Replicator designated by MS.

(g) This Product may only be distributed to end user customers located within the geographical boundaries of Europe.

Exhibit to the License [*] between MICROSOFT CORPORATION and GATEWAY 2000 CORPORATION.

              [*] CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


                                    EXHIBIT D

                                    PATENTS:

                              United States, Canada


                                   COPYRIGHTS:

    Australia, Brazil, Canada, European Union, Finland, Hong Kong, Indonesia,
                                  Japan, Korea

     Malaysia, Mexico, New Zealand, Norway, Philippines, Singapore, Sweden,
                              Taiwan, United States


                                   TRADEMARKS:
                           All of the above countries.


        MS will give due consideration to countries not listed above on a case-by-case basis.


                                    EXHIBIT X

                              GATEWAY SUBSIDIARIES

GATEWAY Subsidiaries authorized to exercise rights under this Agreement are:

I.   Name:                          II.   Name:
     Address:                             Address:

     Telephone:                           Telephone:
     Fax:                                 Fax:

Each GATEWAY Subsidiary shall execute and submit to MS a GATEWAY Subsidiary Agreement in the form provided below prior to exercising any rights under the Agreement.


                          GATEWAY SUBSIDIARY AGREEMENT

      For good and valuable consideration,        , a corporation of
("GATEWAY Subsidiary") hereby convenants and agrees with Microsoft Corporation, a Washington U.S.A. corporation that GATEWAY Subsidiary will
comply with all obligations of        , a corporation of          ("GATEWAY")
pursuant to that certain License Agreement #           between MS and GATEWAY
dated          (the "Agreement").

     GATEWAY Subsidiary acknowledges that its agreement is a condition for GATEWAY Subsidiary to exercise any of the rights sub-licensed by GATEWAY to GATEWAY Subsidiary pursuant to the terms of the Agreement. GATEWAY Subsidiary shall be jointly and severally liable to MS for all obligations related to GATEWAY Subsidiary's exercise of license rights or receipt of confidential information under the Agreement, including but not limited to the payment of royalties for Product.

     Capitalized terms used herein and not otherwise defined shall have the same meaning as in the Agreement.

IN WITNESS WHEREOF, GATEWAY Subsidiary has executed this agreement as of the date set forth below. All signed copies of this Agreement shall be deemed originals.


- ------------------------------------
(GATEWAY Subsidiary)


- ------------------------------------        -----------------------------------
Signature                                   Title

- ------------------------------------        -----------------------------------
Name (Print)                                Date



Agreed to this       day of             , 19  .

MICROSOFT CORPORATION                       -----------------------------------
                                            Name of GATEWAY


- ------------------------------------        -----------------------------------
By                                          By


- ------------------------------------        -----------------------------------
Name (Print)                                Name (Print)


- ------------------------------------        -----------------------------------
Title                                       Title


- ------------------------------------        -----------------------------------
Date                                        Date